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                                                                   EXHIBIT 99.03

                         FIFTH AMENDMENT TO CREDIT AND
                              SECURITY AGREEMENT


          THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT ("Amendment"), dated as of May __, 2000, is made by and between P.G. DESIGN ELECTRONICS, INC., a Delaware corporation (the "Borrower") and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation formerly known as NORWEST BUSINESS CREDIT, INC. (the "Lender").

                                   RECITALS:

          The Borrower and Lender have entered into a Credit and Security Agreement dated as of December 31, 1998, as amended (the "Credit Agreement"). Capitalized terms used in this Amendment have the meanings given to them in the Credit Agreement unless otherwise specified.

          The Borrower has requested certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, it is agreed as follows:

          1.   Definition of Security Documents. The definition of "Security
               --------------------------------
Documents" in the Credit Agreement is hereby amended and restated as follows:

          "Security Documents" means this Agreement, the Collateral Account Agreement, the Lockbox Agreement, the Newco Guaranty, the Newco Security Agreement, the Old Zecal Pledge Agreement, the Replacement Security Documents, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

          2.   Proposed Zecal Reorganization. Reference is made to Section 7.6
               -----------------------------
of the Credit Agreement. Borrower has given Lender prior notice of the planned transactions (the "Proposed Zecal Reorganization") whereby Zecal shall sell all of its assets to Zecal Technology, LLC ("Newco") in return for (i) common ownership interests of Newco initially representing 50% of Newco's total ownership interests and (ii) Newco's execution and delivery of that certain Letter Agreement attached hereto as Exhibit A (the "Letter Agreement"), by and
                                    ---------
between Newco and Lender pursuant to which, among other matters, Newco will guaranty (the "Newco Guaranty") the lesser of (a) $1,450,000 of Borrower's Obligations pursuant to the Credit Agreement or (b) the remaining balance of Borrower's Obligations pursuant to the Credit Agreement, which guaranty obligation shall in either case be reduced on a dollar for dollar basis to the extent of any proceeds
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paid to Lender pursuant to Section 6.14 of the Credit Agreement, as amended hereby. In addition, pursuant to the Letter Agreement, Newco and Lender shall enter into a security agreement (the "Newco Security Agreement") pursuant to which, to secure Newco's obligations under the Newco Guaranty, Newco shall grant to Lender a first priority security interest in all equipment conveyed by Zecal to Newco pursuant to the Proposed Zecal Reorganization. Contemporaneously with the consummation of the Proposed Zecal Reorganization, Zecal shall change its name to "HTI Z Corp".

          3.   Amendment of Section 6.14. Section 6.14 of the Credit Agreement
               -------------------------
is amended and restated as follows:

          "Section 6.14. Receipt of Proceeds on Zecal's Investment in
                         --------------------------------------------
     Newco. In the event Zecal receives any cash proceeds on account
     -----
     of its ownership interest in Newco (whether by sale, distribution or otherwise), the Borrower shall cause to be paid to Lender for application to the Obligations, in any order or manner of application satisfactory to the Lender, the lesser of (i) the amount of the proceeds received up to $1,450,000 or (ii) the remaining balance of the Obligations."

          4.   Agreements Regarding Section 7.6.  Lender acknowledges and agrees
               --------------------------------
that, prior to giving any effect to the amendment of Section 7.6 effected hereby:

          (a) the consummation of the Proposed Zecal Reorganization shall be deemed to be a transfer of property for present receipt of full and adequate consideration, as required by Section 7.6 of the Credit Agreement;

          (b) the consummation of the Proposed Zecal Reorganization as described in Section 2 of this Amendment satisfies the requirements of Section 7.6(a) of the Credit Agreement;

          (c) the conditions of Section 7.6(b)(i) and Section 7.6(b)(iv) of the Credit Agreement have been satisfied; and

          (d) the conditions of Section 7.6(b)(ii) of the Credit Agreement shall be deemed satisfied solely by (i) the pledge of 100% of Zecal's ownership interests in Newco (as evidenced by the Pledge Agreement executed and delivered by Zecal in favor of Lender on or about the date hereof, and referred to as the "Old Zecal Pledge Agreement"), (ii) Newco's execution and delivery of the Newco Guaranty and (iii) Newco's execution and delivery of the Newco Security Agreement, and, except to the extent described in the Newco Guaranty and the Newco Security Agreement, Lender shall have no rights or interests in any of the assets of Newco and no rights or interests in any ownership interests of any other owner of Newco other than Zecal.

          5.   Amendment of Section 7.6.  Section 7.6 of the Credit Agreement
               ------------------------
shall be amended as follows:

          (a) except to the extent described in the Newco Guaranty and the Newco Security Agreement, Section 7.6(b)(iii) of the Credit Agreement shall be deleted and of no further force and

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effect, and Newco shall have no obligation to assume (i) Zecal's obligations to the Borrower for amounts lent to Zecal by the Borrower or (ii) Zecal's obligations to Lender pursuant to Zecal's guaranty in favor of Lender; and

          (b) Section 7.6(v) of the Credit Agreement shall be deleted in its entirety and replaced with the following: "in the event Zecal receives any cash proceeds on account of its ownership interest in Newco (whether by sale, distribution or otherwise), the Borrower shall pay over such proceeds in accordance with Section 6.14 hereof.".

          6.   Termination of Certain Security Interests; Transfer of Assets
               -------------------------------------------------------------
Free of Zecal Liens. Except for the pledge of Zecal's ownership interests in
-------------------
Newco pursuant to the Old Zecal Pledge Agreement, upon the effectiveness of this Amendment, Lender hereby terminates and releases all of its security interests in Zecal's assets which are being transferred to Newco, including, without limitation, any security interests granted or evidenced by: (i) that certain Security Agreement dated as of December 31, 1998, as amended, between Zecal and Lender, (ii) any financing statement executed by Zecal in favor of Lender, including, without limitation, those financing statements set forth on Annex 1 attached hereto, (iii) that certain Collateral Account Agreement dated as of December 31, 1998, as amended, among Zecal, Lender and Norwest Bank Wisconsin, National Association, (iv) that certain Agreement As To Lockbox Service, dated as of December 31, 1998, as amended, among Zecal, Lender and Norwest Bank Wisconsin, National Association and (v) that certain Waiver and Consent dated August 24, 1998, as amended, by and between County of Monroe Industrial Development Agency, Empire State Development Corporation, Zecal and General Electric Capital Corporation, as assigned to Lender pursuant to that certain undated Assignment of Waiver and Consent, between General Electric Capital Corporation and Lender (any of the security interests described in this sentence referred to herein as the "Zecal Security Interests"). Upon the effectiveness of this Amendment, Lender shall deliver to Newco executed UCC termination statements and such other documents as may be necessary to terminate and release all of the Zecal Security Interests.

     As a result of the aforementioned security interest termination, as part of the Proposed Zecal Reorganization, Zecal may transfer all of its assets to Newco, free and clear of any and all liens or encumbrances of any kind or nature granted by Zecal to Lender on or prior to the date hereof, including, without limitation, (i) any assets previously subject to any of the Zecal Security Interests and (ii) the equipment described in the Newco Security Agreement.

          7.   Replacement Guaranty and Security Agreement.  In connection with
               -------------------------------------------
Zecal's change of corporate name to "HTI Z Corp." and the termination of the Zecal Security Interests, Zecal and Lender shall contemporaneously herewith enter into replacement security documents and a replacement guaranty (the "Replacement Security Documents"), and such Replacement Security Documents shall constitute "Security Documents" under the Credit Agreement.

          8.   No Other Changes. Except as explicitly amended by this Amendment,
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all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

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          9.   Conditions Precedent.  This Amendment shall be effective when the
               --------------------
Lender shall have received an executed original hereof, together with each of the following, each in form and substance satisfactory to Lender:

          (a)  The Letter Agreement.

          (b)  The Newco Guaranty.

          (c) The Newco Security Agreement and evidence of insurance of the collateral required therein.

          (d) Certificate of Secretary of Limited Liability Company Guarantor and all attachments thereto.

          (e) Evidence that Lender's security interest in Newco's equipment granted pursuant to the Newco Security Agreement has been perfected.

          (f) The Old Zecal Pledge Agreement and the Replacement Security Documents and evidence that Lender's security interests in Old Zecal's assets has been perfected.

          (g) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor.

          (h) Executed copies of (i) the definitive asset purchase agreement evidencing the Proposed Zecal Reorganization (the "Asset Purchase Agreement") and the bill of sale delivered in connection therewith, (ii) the Members Agreement delivered in connection with the Asset Purchase Agreement, (iii) the Limited Liability Company Agreement delivered in connection with the Asset Purchase Agreement and (iv) evidence of the change in Zecal's corporate name to "HTI Z Corp."

          Upon satisfaction of each of the conditions precedent to the effectiveness of this Amendment, Lender shall deliver written notice thereof to Borrower and to Newco.

          10.  Representations and Warranties.  The Borrower hereby represents
               ------------------------------
and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any

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order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the certificate of incorporation or bylaws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

          11.  References.  All references in the Credit Agreement to "this
               ----------
Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          12.  No Waiver.  The execution of this Amendment and acceptance of any
               ---------
documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

          13.  Release.  The Borrower, and each Guarantor by signing the
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Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

          14.  Costs and Expenses.  The Borrower hereby reaffirms its agreement
               ------------------
under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto (including, without limitation, the Letter Agreement, the Newco Guaranty and the Newco Security Agreement). The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

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          15.  Miscellaneous.  This Amendment and the Acknowledgment and
               -------------
Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

          16.  Third Party Beneficiary.  Each of the parties hereto acknowledges
               -----------------------
and agrees that Zecal Technology, LLC shall be a third party beneficiary of this Amendment and shall be entitled to enforce its rights and benefits conferred hereunder.

                          *    *    *    *     *   *

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


WELLS FARGO BUSINESS CREDIT, INC.            P.G. DESIGN ELECTRONICS, INC.

By:  _______________________________         By:  _____________________________

Its: _______________________________         Its: _____________________________
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                  ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


          The undersigned, each a guarantor of the indebtedness of P.G. Design Electronics, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc., formerly known as Norwest Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty (in the case of Heartland Technology, Inc., dated December 31, 1998 and, in the case of HTI Z Corp., dated on or about May __, 2000) (each a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 13 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned, under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.


                              HEARTLAND TECHNOLOGY, INC.

                              By:  _______________________________

                              Its: _______________________________


                              HTI Z CORP., formerly known as ZECAL CORP.

                              By:  _______________________________

                              Its: _______________________________
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                                    ANNEX 1

                     FINANCING STATEMENTS TO BE TERMINATED


                                 See attached.

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